SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)



Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check he appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only
      (as permitted by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


        CREDIT SUISSE WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)

-------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

October 23, 2001

Dear Shareholder:

         I am writing to inform you about an important matter affecting Credit Suisse Warburg Pincus Long-Short Market Neutral Fund, Inc.

         The Board of Directors of the Fund has unanimously determined that it is in the best interest of shareholders that the Fund be liquidated. The Fund's assets have never grown to the size that would permit efficient management and, in addition, the team responsible for the Fund's day-to-day investment will be leaving CSAM. In anticipation of the Fund's liquidation, the Fund's Board took three actions: (1) effective July 30, 2001, the Fund stopped accepting new money from investors other than through dividend reinvestments; (2) the Fund liquidated its portfolio holdings and now holds all of its assets in cash and cash equivalents; and (3) on October 5, 2001, the Fund paid a special dividend consisting of substantially all of its net investment income and capital gains through that date.

         We are now asking for your approval of the Plan of Liquidation and Dissolution. Under the Plan, the Fund will be liquidated by selling its remaining assets and distributing the cash proceeds to shareholders on a pro rata basis, and thereafter dissolved pursuant to state law. The Plan of Liquidation and Dissolution is explained in the attached proxy statement. Liquidation of the Fund requires the affirmative vote of holders of a majority of the votes entitled to be cast at a special meeting of the Fund (the "Special Meeting"). Shareholders of record at the close of business on October 17, 2001 will be entitled to vote at the Special Meeting.

         The Special Meeting regarding the proposed liquidation of the Fund is scheduled to take place on December 19, 2001, at 3:00 p.m., Eastern time. I ask that you take a few moments to review these proxy materials carefully. If you do not plan to attend the Special Meeting, please complete the proxy card and return it as soon as possible in the postage-paid envelope. You may also cast your vote via the internet, by telephone or by facsimile as described in the enclosed proxy voting materials.

         Thank you for taking the time to vote on this matter. We look forward to helping you pursue your financial goals in the years ahead.

         Sincerely,

         /s/ James P. McCaughan

         James P. McCaughan
         Chairman

We urge you to vote by one of the following means to ensure that a quorum is present at the Special Meeting. Your vote is important regardless of the number of shares you own. To vote:

By phone: Call toll-free 1-800-714-3312 and follow the automated instructions.
          You will need the 14-digit control number located on your proxy card.

By mail: Simply enclose your executed proxy card in the postage-paid envelope found within your proxy package.

By internet: Visit www.warburg.com and click on the proxy button; once there, enter the 14-digit control number located on your proxy card.

By fax:   Simply fax your executed proxy card to 212-269-2796.

If you have any questions regarding the Special Meeting agenda or the execution of your proxy, please call 1-800-927-2874.

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The purpose of the Proxy Statement is to seek shareholder approval of a plan to liquidate and then dissolve the Fund.

Q.       WHY IS THE LIQUIDATION AND DISSOLUTION
         BEING PROPOSED?

A. The Board of Directors has recommended that the Fund be liquidated. The reasons for the recommendation include, among other reasons, the low level of the Fund's assets and the distributor's belief that significant net new sales are not likely, as well as the fact that the expenses of marketing and operating the Fund remain very high as a result of the Fund's low asset levels. In addition, the Board considered the fact that the portfolio management team was leaving CSAM as an important factor in its decision. The Board of Directors believes that it would be in the best interests of Fund shareholders to approve the liquidation of the Fund. Accordingly, the Board of Directors has recommended liquidating the Fund's assets and distributing the proceeds to Fund shareholders and then dissolving the Fund under state law.

Q.       HOW WILL APPROVAL OF THIS PROPOSAL AFFECT ME?

A. If the proposal to liquidate the Fund is approved, the Fund's assets will be liquidated and the proceeds will be distributed to Fund shareholders. Shareholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

Q.       IF THE FUND LIQUIDATES, WHAT WILL BE THE FEDERAL
         INCOME TAX CONSEQUENCES FOR ME?

A. In connection with the liquidation and dissolution of the Fund, the Fund will make a liquidating distribution. The liquidating distribution that you receive will be in exchange for your shares and will generally be taxable as a capital gain to the extent that the distribution exceeds your basis in your shares, or capital loss to the extent your basis in your shares exceeds the distribution. The capital gain or loss (if any) that you realize in the liquidating distribution will be recognized by you in your taxable year in which the distribution is received. Any such capital gain or loss will be a long-term capital gain or loss if you have owned your shares for more than one year and will be a short-term capital gain or loss if you have owned your shares for one year or less. You are urged to consult your own tax advisor regarding the tax consequences to you, in your particular circumstances, of the receipt of the liquidating distribution.

Q.       MAY I REDEEM MY SHARES PRIOR TO THE LIQUIDATION?

A. Yes. You may redeem all or any portion of your shares at any time through the date of shareholder approval of the Plan of Liquidation and Dissolution is obtained, which is expected to occur on or about December 19, 2001.

Q. WHY DID THE FUND LIQUIDATE ITS EQUITY HOLDINGS PRIOR TO THE APPROVAL OF THE PROPOSAL?

A. The Fund has liquidated its equity holdings and now holds its assets in cash and cash equivalents. The Fund followed an investment approach that is relatively unique and requires special expertise. Because the Fund's portfolio management team will be leaving CSAM before the date of the Special Meeting, the Board decided that it would be in the interest of shareholders to liquidate equity holdings while the team remained in place.

Q.       WHY DID THE FUND DECLARE A SPECIAL DIVIDEND?

A. The Fund declared a special dividend of $.26 per common class share and $.28 per institutional class share to holders of record on October 5, 2001. This action was taken to prevent a disproportionate tax burden being placed on non-redeeming shareholders if other shareholders were to redeem their Fund shares after the announcement of the proposed liquidation.

Q.       HOW CAN I VOTE?

A. Shareholders will be able to vote their shares by touch-tone telephone or by the Internet by following the instructions on the proxy card accompanying this Proxy Statement. To vote via the Internet or by telephone, please access the website or call the toll-free number listed on your proxy card or noted in the enclosed voting instruction. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of the Fund.

Q.       HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the proposed liquidation and dissolution.

Q.       HOW DO I CONTACT YOU?

A.       If you have any questions, call the Fund toll free at 1-800-927-2874.


                                  PLEASE VOTE.
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

                          CREDIT SUISSE WARBURG PINCUS
                      LONG-SHORT MARKET NEUTRAL FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
               --------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
               --------------------------------------------------

         Please take notice that a Special Meeting of shareholders ("Special Meeting") of Credit Suisse Warburg Pincus Long-Short Market Neutral Fund, Inc. ("Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 16th Floor, 466 Lexington Avenue, New York, New York 10017, on December 19, 2001, at 3:00 p.m., Eastern time, for the following purpose:

     1. To approve or disapprove the Plan of Liquidation and Dissolution of the Fund.

         The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

         Holders of record of shares of the Fund at the close of business on October 17, 2001 are entitled to notice of and to vote at the Special Meeting with respect to the Fund and at any adjournments thereof. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes entitled to be cast at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies to be voted in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                    By order of the Board of Directors,

                                        /s/ Hal Liebes

                                            Hal Liebes
                                            Secretary

October 23, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED

STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. YOUR VOTE IS IMPORTANT. We would appreciate your promptly voting, signing and returning the enclosed proxy, which will help avoid the additional expense of a second solicitation. You also may return proxies by touch-tone voting over the telephone, by facsimile or by voting on the internet.


                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


         Registration                             Valid Signature
         ------------                             ---------------


         Corporate Accounts

         (1)  ABC Corp.                           ABC Corp.

         (2)  ABC Corp.                           John Doe, Treasurer

         (3)  ABC Corp.
              c/o John Doe, Treasurer             John Doe

         (4)  ABC Corp. Profit Sharing Plan       John Doe, Trustee

         Trust Accounts

         (1)  ABC Trust                           Jane B. Doe, Trustee

         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                      Jane B. Doe

         Custodial or Estate Accounts

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA       John B. Smith

         (2)  Estate of John B. Smith             John B. Smith, Jr., Executor


                          CREDIT SUISSE WARBURG PINCUS
                      LONG-SHORT MARKET NEUTRAL FUND, INC.
                              466 Lexington Avenue
                            New York, New York 10017
               --------------------------------------------------
                                 PROXY STATEMENT
               --------------------------------------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held On December 19, 2001

General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Warburg Pincus Long-Short Market Neutral Fund, Inc. (the "Fund") for use at the Special Meeting of shareholders of the Fund, to be held at the offices of Credit Suisse Asset Management, LLC, 16th Floor, 466 Lexington Avenue, New York, New York 10017, on December 19, 2001 at 3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about October 23, 2001 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

         Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Boston Financial Data Services ("BFDS"), transfer agent of the Fund and/or their affiliates. Such representatives and employees will not receive additional compensation for solicitation activities. The Fund has retained the services of D.F. King to assist in the solicitation of proxies. The aggregate cost of solicitation of the shareholders of the Fund is expected to be approximately $5,000. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be borne by CSAM. CSAM will also reimburse expenses of forwarding solicitation materials to beneficial owners of shares of the Fund.

         Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope or via facsimile, (2) by touch-tone voting over the telephone, or (3) by voting via the internet. If the Fund records votes by telephone, fax or internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone, fax or internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         The presence at the Special Meeting, in person or by proxy, of the holders of one-third of the outstanding shares of the Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund at the Special Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the stockholders present in person or the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies.

         In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes, as well as abstentions will have the effect of a "NO" vote for the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

         There is one proposal in this Proxy Statement for the Fund (the "Proposal"), and the Fund does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

         The Proposal requires the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting.

         The Board of Directors has fixed the close of business on October 17, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. All shareholders holding shares of the Fund will vote together as a single class on the Proposal for the Fund. Each share is entitled to one vote and any fractional share is entitled to a fractional vote at the Special Meeting.

         As of the close of business on the Record Date, [    ] shares of the
Fund were issued and outstanding.

         Listed below are the name, address and share ownership of each person known to the Fund to own 5% or more of the shares of the Fund as of the Record Date. The type of ownership of each person listed below is record ownership.


                                                                           Percentage
Name and Address                                        Shares Held        Ownership
----------------                                      ----------------   --------------


Charles Schwab & Co., Inc.                               81,639.7940           27.95%
Special Custody Account for The
Exclusive Benefit of Customers
Attn. Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Northern Trust Company Cust                              49,622.362            16.99%
FBO William and Omalee Doheny 1996
Charitable Remainder Annuity Trust
801 South Canal
PO Box 92956,
Chicago, IL 60675-2956

National Financial Services Corporation                  39,341.41             13.41%
FBO Customers
Church Street Station
PO Box 3908
New York, NY 10008-3908

Northern Trust Company Cust                              24,857.172            8.51%
FBO Lucy Doheny Washington 1996
Charitable Remainder Annuity Trust
801 South Canal
PO Box 92956,
Chicago, IL 60675-2956

Northern Trust Company Cust                              21,157.138            7.24%
FBO Timothy M. Doheny 1996
Charitable Remainder Annuity Trust
A/C 26-09850 801 South Canal
PO Box 92956,
Chicago, IL 60675-2956


                                       3



                                                                           Percentage
Name and Address                                        Shares Held        Ownership
----------------                                      ----------------   --------------


Sheri C. Sandler Trustee                                 19,509.462            6.68%
Sheri C. Sandler Lead Trust
UA DTD 03/19/1997
151 Central Park W. #6N
New York, NY 10023-1514


         As of the Record Date, the officers and Directors of the Fund as a group owned less than 1% of each class of the Fund's outstanding shares.

         The Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semiannual report, without charge, by calling the Fund at 1-800-927-2874 or by writing to the Fund at 466 Lexington Avenue, New York, New York 10017.

                    PROPOSAL: APPROVAL OF THE LIQUIDATION AND
                             DISSOLUTION OF THE FUND
Background

         The Fund began operations on September 8, 1998 as a Maryland corporation.

         The Fund maintains long positions in stocks that the manager regards as attractive and short positions in stocks that the manager has identified as unattractive. The Fund seeks to minimize net exposure to the general U.S. equity market and maintain a neutral exposure to any particular industry or capitalization range.

         CSAM receives a monthly advisory fee at an annual rate of 1.50%, as adjusted pursuant to the application of an adjustment formula based upon the Fund's investment performance as compared to the Salomon Smith Barney 1-Month U.S. Treasury Bill Index. From time to time CSAM or its affiliate, CSAMSI, may waive fees payable to them in whole or in part. Any such waiver will reduce the expenses of the Fund, and accordingly, have a favorable impact on its performance.

Reasons for the Proposal

         Notwithstanding the marketing of the Fund's shares, growth in the Fund's assets has been slow. During the period from commencement of operations through October 17, 2001, assets reached a level of only $4,583,814.99 for the Fund. Marketing efforts, including the waiver of fees by Fund service providers and the assumption of Fund expenses by CSAM, did not significantly increase the size of the Fund.

         Sales of the Fund's shares have not been sufficient to allow the Fund to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to realize a satisfactory Fund expense ratio. Since the inception of the Fund, CSAM and CSAMSI have waived all or a portion of their fees and CSAM has assumed a significant portion of the expenses of the Fund. In addition PFPC, the Co-Administrator to the Fund, has waived all or a portion of its fees. In the absence of such waivers and assumption, the Fund's return to shareholders would have been significantly lower.

         After reviewing current market conditions, the relatively unique investment strategy of the Fund, the relatively small size of the Fund and the time required to effect a merger or transfer of assets of the Fund, management of the Fund believed that the expense of a merger with or transfers of assets to another mutual fund would be greater than the benefits stockholders of the Fund could expect to realize from such a transaction, even if a fund with a comparable investment focus that would be willing to engage in such a transaction could be identified.

         At a July 30, 2001 meeting of the Board of Directors of the Fund, the Board reviewed the expenses which had been assumed by CSAM during the life of the Fund, the efforts and expenses of CSAMSI, the Fund's distributor, to distribute shares of the Fund, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that CSAM had not been able to collect or retain any significant fees during the life of the Fund, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability and willingness of CSAM to service the needs of the Fund would likely be impaired. For the most recent fiscal year, the Fund's total expenses were:


                                                           Common     Institutional
                                                           Class          Class
                                                           Shares        Shares
-----------------------------------------------------------------------------------


Annual Fund Operating Expenses
     (as a percentage of average net assets)
     Management fees                                        1.50%         1.50%
     Service (12b-1) fees                                   0.25%        NONE
     Other expenses                                         4.44%         4.09%
-----------------------------------------------------------------------------------
Total annual fund operating expenses                        6.19%         5.59%
-----------------------------------------------------------------------------------
     Fee waiver and expense reimbursement by CSAM*          2.39%         2.15%
-----------------------------------------------------------------------------------
     Net annual operating expenses                          3.80%         3.44%
-----------------------------------------------------------------------------------


* CSAMSI and its predecessor Counselors Fund Securities, Inc. ("CFSI") waived a portion of its administration fees amounting to $1,060 for the year ended 8/31/00. In addition, CSAM reimbursed expenses amounting to $59,965 for the year ended 8/31/00.

         The Board concluded that an increase in Fund expenses attributable to the likely discontinuance of the fee waivers and assumption of the expenses at some point in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce the Fund's return. In addition, the CSAM Structured Equity Team, consisting of Eric Remole, Marc E.

Bothwell and Michael A. Welhoelter, who are responsible for the Fund's day-to-day investments will be leaving CSAM's employ on October 31, 2001. The Board considered the unique investment expertise required to manage a fund having a long-short market neutral strategy and the impact of the absence of the portfolio management team on CSAM's ability to provide advisory services to the Fund. After deliberating, the Board concluded that it would be in the best interests of the shareholders of the Fund to liquidate the Fund promptly.

         Accordingly, at the July 30th meeting of the Board of Directors of the Fund, the Directors approved the liquidation and dissolution of the Fund. Following that date, two additional actions were taken in anticipation of the liquidation of the Fund. First, on October 2, 2001 the Board declared a dividend of $.26 per common class share and $.28 per institutional class share, consisting of substantially all of the Fund's net investment income from the beginning of the Fund's fiscal year through that date, payable to shareholders of record in those respective classes on October 5, 2001. Second, the Fund liquidated all of its equity holdings and now holds only cash and cash equivalents.

Plan of Liquidation and Dissolution

         The Board of Directors has approved the Plan of Liquidation and Dissolution (the "Plan") attached as Exhibit A, which is summarized below.

    1. Adoption of the Plan and Termination of Business Operations. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by shareholders. The Fund will cease to conduct business as soon as reasonably practicable following the Effective Date.

    2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date, depending on market conditions and consistent with the terms of the Plan, CSAM shall have authority to engage in such transactions as may be appropriate for the Fund's liquidation and dissolution. The Fund shall set aside a reserve for any liabilities, including contingent liabilities, that it may incur.

    3. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation to its shareholders of record as of the close of business on December 19, 2001 all of its remaining assets and pay a special dividend comprising all of the Fund income accrued to that point, in complete cancellation and redemption of all outstanding shares of the Fund.

    4. Amendment or Abandonment of the Plan. The Board is authorized to modify or amend the Plan at any time without shareholder approval if it determines that such action would be in the best interests of the Fund and shareholders. However, any amendment which the Board determines would be materially and adversely prejudicial to the interests of shareholders will be submitted to the shareholders for approval. In addition, the Board may abandon the Plan without approval at any time if it determines this to be in the best interests of the Fund and Shareholders.

    5. Expenses. The expenses incurred in carrying out the terms of the Plan shall be borne by CSAM or its affiliates.

General Tax Consequences

         Each shareholder that receives a liquidating distribution will recognize taxable gain or loss for federal income tax purposes equal to any difference between the amount of the distribution over the shareholder's tax basis in Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares.

THE TAX CONSEQUENCES DISCUSSED HEREIN MAY AFFECT SHAREHOLDERS DIFFERENTLY DEPENDING UPON THEIR PARTICULAR TAX SITUATIONS UNRELATED TO THE LIQUIDATING DISTRIBUTION, AND ACCORDINGLY, THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING ON AN INDIVIDUAL BASIS. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN, INCLUDING ANY STATE AND LOCAL TAX CONSEQUENCES.

         The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income or capital gains from the sale of its assets.

         If the shareholders do not approve the Plan, the Board will meet to consider what, if any, steps to take in the interest of shareholders.

         This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The discussion herein does not address the particular federal income tax consequences that may apply to certain shareholders such as trusts, estates, tax-exempt organizations, qualified plans, individual retirement accounts, nonresident aliens, or other foreign investors. This summary does not address the state, foreign or local tax consequences of a shareholder's receipt of the liquidating distributions or the liquidation of the Fund.

         Shareholders are free to redeem their shares without a redemption fee prior to the Effective Date of the Plan.

                       THE DIRECTORS OF THE FUND RECOMMEND
                              APPROVAL OF THE PLAN.


Description of Credit Suisse Asset Management, LLC

         CSAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

         CSAM is an indirect wholly-owned subsidiary of Credit Suisse Group ("CSG"). CSG is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, CSG comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). CSG has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of CSG is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management, which is the institutional asset-management and mutual-fund arm of CSG, manages $86 billion in the U.S. and, together with its global affiliates, manages assets of over $280 billion in 14 countries, as of June 30, 2001.

         CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017, which is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by CSG.

The Distributor and Co-Administrators

         CSAMSI is the principal underwriter and co-administrator of the Fund. Like CSAM, its principal office is located at 466 Lexington Avenue, New York, New York 10017. The Fund also employs PFPC, Inc. as co-administrator. PFPC Inc.'s principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

Required Vote

         Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast at the Special Meeting. All shareholders holding shares of the Fund will vote together as a single class. The Directors of the Fund, including the non-interested Directors, recommend that the shareholders of the Fund vote in favor of this Proposal.

                             ADDITIONAL INFORMATION


Proposals of Shareholders

         The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such Special Meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting

         The Fund does not intend to present any other business at the Special Meeting, nor is the Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    By order of the Board of Directors,

                                           /s/ Hal Liebes

                                            Hal Liebes
                                             Secretary

                                                                      Exhibit A

                       PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                 CREDIT SUISSE WARBURG PINCUS LONG-SHORT MARKET
                               NEUTRAL FUND, INC.

Credit Suisse Warburg Pincus Long-Short Market Neutral Fund, Inc., a Maryland corporation (the "Fund"), shall proceed to a complete liquidation of the Fund according to the procedures set forth in this Plan of Liquidation and Dissolution (the "Plan"). The Plan has been approved by the Board of Directors of the Fund (the "Board") as being advisable and in the best interests of the Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund (each a "Shareholder" and, collectively, the "Shareholders"), voting in the aggregate without regard to class, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders.

     2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by January 11, 2001 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Fund and the Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), shall have the authority to engage in such transactions as may be appropriate for the Fund's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

     3. Provisions for Liabilities. The Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

     4. Distribution to Shareholders. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on December 19, 2001 all of the remaining assets of the Fund and pay a special dividend comprising all of the fund income accrued to that point, in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to
          (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the

          Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund's books.

     5. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the MGCL.

     6. Articles of Dissolution. Subject to shareholder approval, within the Liquidation Period and pursuant to the MGCL, the Fund shall prepare and file Articles of Dissolution (the "Articles") with and for acceptance by the Maryland State Department of Assessments and Taxation.

     7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the filing of the Articles if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

     8. Powers of Board and Officers. The Board and the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Fund deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code and the MGCL, including, without limitation, filing of a Form N-8F with the Securities and Exchange Commission, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns.

     9. Termination of Business Operations. As soon as practicable upon adoption of this Plan, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution.

     10. Expenses. The expenses of carrying out the terms of this Plan shall be borne by CSAM or its affiliates, whether or not the liquidation contemplated by this Plan is effected.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                    ----------------------------------------
                          Credit Suisse Warburg Pincus
                      Long-Short Market Neutral Fund, Inc.
                    ----------------------------------------

                              VOTE THIS CARD TODAY

             By mail; phone (1-800-714-3312); fax (212-269-2796); or
             ONLINE at www.warburg.com (click on the proxy button)


CONTROL NUMBER:










Please be sure to sign and date this Proxy.  Date ______________


 ____________________________         __________________________
    Shareholder sign here               Co-owner sign here



                                                         For   Against   Abstain
 1.To approve the  liquidation  and  dissolution  of     [  ]    [  ]      [  ]
   the  Credit  Suisse  Warburg  Pincus   Long-Short
   Market Neutral Fund, Inc.


Mark box at right if an address change or comment has been       [  ]
noted on the reverse side of this card.

RECORD DATE SHARES:

                          CREDIT SUISSE WARBURG PINCUS
                      LONG-SHORT MARKET NEUTRAL FUND, INC

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
  Special Meeting of Shareholders to be held on December 19, 2001 at 3:00 p.m.

The undersigned holder of shares of the Fund referenced above hereby appoints Hal Liebes and Gregory Bressler, proxies with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund to be held at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017 at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

____________________________________            ______________________________

____________________________________            ______________________________

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